UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 31, 2006
Date of Report (Date of earliest event reported)
SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)
(215) 557-4630
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note
     Sovereign Bancorp, Inc. (“Sovereign”) hereby amends Item 9.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2006 as follows. The purpose of this Report is to file by amendment the information required by parts (a) and (b) to Item 9.01, as permitted by Instructions (a)(4) and (b)(2) to Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Ernst & Young LLP
Unaudited pro forma condensed conbined statements

Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The audited consolidated statements of financial condition of Independence Community Bank Corp. (“Independence”) as of December 31, 2004 and December 31, 2005, and the related consolidated statements of operations, changes in stockholders’ equity and comprehensive income (loss) and cash flows for each of the three years in the period ended December 31, 2005, including the report thereon dated March 10, 2006, which were included on pages 82 through 140 of the Annual Report on Form 10-K of Independence as filed with the SEC on March 15, 2006, are incorporated herein by reference.

The unaudited consolidated statements of financial condition of Independence as of March 31, 2006, and the related statements of income and statements of cash flow of Independence for the three months ended March 31, 2006, which were included on pages 2 through 34 of the Quarterly Report on Form 10-Q of Independence for the quarter ended March 31, 2006 as filed with the SEC on May 9, 2006, are incorporated herein by reference.

(b)	Pro forma financial information.

The pro forma financial information for the year ended December 31, 2005 and for the six-month period ended June 30, 2006 required pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 24, 2005, by and among Sovereign Bancorp, Inc., Iceland Acquisition Corp., and Independence Community Bank Corp. (incorporated by reference to Exhibit 2.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on October 27, 2005).

10.1	Investment Agreement, dated as of October 24, 2005, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on October 27, 2005).

10.2	Amendment to Investment Agreement, dated as of November 22, 2005, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.2 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on November 23, 2005).

10.3	Second Amendment to Investment Agreement, dated as of May 31, 2006, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.3 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on June 6, 2006).

23.1	Consent of Ernst & Young LLP.

99.1	Press Release, dated June 1, 2006, issued by Sovereign Bancorp, Inc. (incorporated by reference to Exhibit 99.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on June 6, 2006).

99.2	Unaudited pro forma consolidated condensed combined statements of income for the six-month period ended June 30, 2006 and the twelve-month period ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: August 15, 2006

	By:	/s/ Thomas D. Cestare

Thomas D. Cestare
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 24, 2005, by and among Sovereign Bancorp, Inc., Iceland Acquisition Corp., and Independence Community Bank Corp. (incorporated by reference to Exhibit 2.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on October 27, 2005)

10.1	Investment Agreement, dated as of October 24, 2005, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on October 27, 2005)

10.2	Amendment to Investment Agreement, dated as of November 22, 2005, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.2 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on November 23, 2005)

10.3	Second Amendment to Investment Agreement, dated as of May 31, 2006, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.3 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on June 6, 2006)

23.1	Consent of Ernst & Young LLP

99.1	Press Release, dated June 1, 2006, issued by Sovereign Bancorp, Inc. (incorporated by reference to Exhibit 99.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on June 6, 2006)

99.2	Unaudited pro forma consolidated condensed combined statements of income of Sovereign Bancorp, Inc. for the six-month period ended June 30, 2006 and the twelve-month period ended December 31, 2005.